Lord Abbett Core Fixed Income Fund

Supplement dated May 1, 2016 to the

Summary Prospectus dated April 1, 2016

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since
Kewjin Yuoh, Partner and Portfolio Manager	2010
Robert A. Lee, Partner and Deputy Chief Investment Officer	1998
Andrew H. O’Brien, Partner and Portfolio Manager	1998
Leah G. Traub, Partner and Portfolio Manager	2009

Please retain this document for your future reference.